J.P. Morgan Healthcare Conference January 2018 © 2018 AMAG Pharmaceuticals, Inc. All rights reserved. 1

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA) and other federal securities laws. Any statements contained herein which do not describe historical facts, including, among others, expectations regarding AMAG’s future growth and diversification; expectations regarding Intrarosa’s commercial opportunity and revenue potential, including the number of women who suffer from dyspareunia in the U.S.; AMAG’s goal to achieve 65% unrestricted commercial coverage by month end; 2018 launch priorities for Intrarosa, including to broaden its utilization and differentiating it with health care professionals; the expected bremelanotide regulatory timeline and initiatives in preparation for commercial launch; AMAG’s beliefs regarding the target product profile for bremelanotide, including the presumed dosing and administration, indication, safety profile and mechanism of action; the breadth of the hypoactive sexual desire disorder (HSDD) market and bremelanotide’s market potential; beliefs regarding Makena’s position in the market; future revenue drivers for Makena, including securing reimbursement and distribution for the subcutaneous auto-injector (if FDA approval is received), educating health care professionals on the auto- injector product, expanding conversion through alternative treatment sites and launching an authorized generic; growth drivers for Cord Blood Registry (CBR), including plans to grow first time enrollments, optimize first year price, strengthen core audiences, explore new channels and leverage advancements in stem cell research; growth drivers for Feraheme, including initiating launch activities for the expanded label (if approved) to include all eligible adult IDA patients, expanding access beyond chronic kidney disease through contracting and relationships in new specialties (if the broader indication is approved) and continued market share growth; beliefs regarding the size of the current addressable market and expectations that the size of the addressable market would double if the broader indication is approved; AMAG’s 2018 financial guidance, including forecasted GAAP and non- GAAP revenue, GAAP operating income, and non-GAAP adjusted EBITDA; plans to issue fourth quarter and full year 2017 financial results in late February 2018; and AMAG’s 2018 key priorities related to its products and product candidates, portfolio expansion and financial goals are forward- looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward- looking statements. In addition, AMAG has presented 2018 guidance in this presentation, which guidance is based upon management’s current assumptions and beliefs about various risks and opportunities, including key milestones whose outcomes may be determined during the first quarter and first half of 2018. AMAG makes no assurances that such guidance numbers will be indicative of actual results or that any or all of the 2018 guidance assumptions will be realized on the anticipated timelines, or at all, or that the impact on revenues, operating income and adjusted EBITDA will be as projected, and the company does not undertake any obligation to update such guidance to reflect actual outcomes or revised expectations. Such risks and uncertainties include, the possibility that the company’s expectations as to key 2018 priorities, goals and expectations will not be realized, including the results of the pending FDA submissions for the Makena subcutaneous auto-injector and the Feraheme label expansion, as well as the timing for entrance of generics to the Makena intramuscular formulation, and those other risks identified in AMAG’s Securities and Exchange Commission (“SEC”) filings, including its Annual Report on Form 10-K for the year ended December 31, 2016 and subsequent filings with the SEC. AMAG cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. AMAG disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. AMAG Pharmaceuticals® and Feraheme® are registered trademarks of AMAG Pharmaceuticals, Inc. MuGard® is a registered trademark of Abeona Therapeutics, Inc. Makena® is a registered trademark of AMAG Pharma USA, Inc. Cord Blood Registry® and CBR® are registered trademarks of Cbr Systems, Inc. Intrarosa® is a trademark of Endoceutics, Inc. 2

AMAG: Growth and Diversification Tomorrow  Well-diversified portfolio of products and services  Investing in differentiated products with durable growth potential  Mix of commercial products and development pipeline for long- term growth  Enhanced internal capabilities that come with scaled organization Today  Profitable company with several marketed products  Multiple therapeutic areas in attractive segments  Maturing next generation development pipeline − Feraheme IDA label expansion1 − Makena sub-q auto-injector1  Licensed two exciting product opportunities Yesterday  Single product company  Significant cash burn  Limited opportunities for organic growth 1 If regulatory approval is received. Makena Feraheme CBR Intrarosa Bremelanotide Future Product 3

Review of 2017 Key Priorities

Financial	☑	Achieved GAAP net product revenue of $607M - $614M (non-GAAP $613M - $620M)
	☑	Achieved high end of adjusted EBITDA guidance range
Makena	☑	Reported results from sub-q auto-injector PK study
	☑	Filed sNDA
	☐	Expected FDA decision 4Q-2017 (now expected in 1Q-2018)
Feraheme	☑	Reported results from Phase 3 clinical trial evaluating the safety of Feraheme compared to Injectafer in adults with IDA
	☑	Filed for broad label mid-2017
Portfolio Expansion	☑	Executed pre-launch activities for Makena and Feraheme line extensions
	☑	NDA and pre-launch preparation for bremelanotide
	☑	Executed on additional potential licensing or acquisition transactions
Additional 2017 Accomplishments	☑	Established a new ~200 person Women's Health commercial team
	☑	Launched Intrarosa, ending the year with >4,200 prescribing HCPs
	☑	Reduced overall indebtedness by 20%, extended maturities out to 2022 amag PHARMACEUTICALS

4

2017 Financial Results Preliminary and Unaudited ($M) 4Q-2017 Preliminary Results Full Year 2017 Preliminary Results GAAP Non-GAAP GAAP Non-GAAP Makena $97 - $102 $97 - $102 $385 - $390 $385 - $390 Feraheme/MuGard $26 - $28 $26 - $28 $106 - $108 $106 - $108 Cord Blood Registry ~$30 ~$311 ~$114 ~$1201 Intrarosa ~$2 ~$2 ~$2 ~$2 Total revenue $155 - $162 $156 - $1631 $607 - $614 $613 - $6201 Operating loss ($16) – ($6) N/A ($302) – ($292) N/A Adjusted EBITDA2 N/A $58 - $68 N/A $220 - $230 Total GAAP revenue increased 5% and 15% in the fourth quarter and full year, respectively, over 2016 1 Non-GAAP revenue includes purchase accounting adjustments related to CBR deferred revenue of $1.4M and $5.5M in the fourth quarter and full year of 2017, respectively. 2 See slide 41 for a reconciliation of GAAP to non-GAAP financials. 5

 Treatment of iron deficiency anemia (IDA) in adult patients with chronic kidney disease (CKD)  The only FDA-approved therapy to reduce recurrent preterm birth in certain at-risk women  World’s largest umbilical cord stem cell collection and storage company  Candidate for the treatment of severe preeclampsia  An investigational product for the treatment of hypoactive sexual desire disorder (HSDD) in pre- menopausal women  Management of oral mucositis, a common side effect of radiation or chemotherapy Maternal and Women’s HealthHematology / Oncology Pregnancy & Birth Wellness Post-Menopausal Health Velo Option Bremelanotide  FDA-approved locally administered non- estrogen1 product to treat moderate to severe dyspareunia (pain during sex), a symptom of VVA, due to menopause, which does not carry a boxed warning in its label 61 Intrarosa is converted by enzymes in the body into androgens and estrogens, though the mechanism of action is not fully established. AMAG’s Expanding Portfolio of Products

Product Portfolio Overview •Intrarosa® • Bremelanotide • Makena® • Cord Blood Registry® • Feraheme® 7

WOMEN'S HEALTH: INTRAROSA

Dyspareunia: Sizable Untapped Treatment Market

~20M women in U.S. suffer from dyspareunia, a symptom of VVA[1]


2017 Focus
1.7M
women[3]
Currently
on Rx estrogen
therapy
Local (intra-vaginal)
estrogen therapies = sales
of >$1B per year[2]
~6M
women[3]
Utilizing OTC treatments
New potential patients
represent a market
opportunity of
~$14B/year[4]
~12M
women[3]
Affected, but not currently seeking treatment

[1] Intrarosa is a steroid indicated for the treatment of moderate to severe dyspareunia, a symptom of vulvar and vaginal atrophy, due to menopause.
[2] Based on IMS SMART Tool NSP and NPA data for total VVA prescriptions.
[3] AMAG estimates based on:
a) Wysocki et al. Management of Vaginal Atrophy: Implications from the REVIVE Survey. Clinical Medicine Insights: Reproductive Health 2014:8 23–30;
b) Kingsberg et al. Vulvar and Vaginal Atrophy in Postmenopausal Women: Findings from the REVIVE Survey. J Sex Med 2013;101790-1799; and
c) F. Palma et al: Vaginal atrophy of women in postmenopause. Results from a multicentric observational study: The AGATA study.
[4] Company estimated based on IMS SMART Tool NSP and NPA data.

amag PHARMACEUTICALS

8

WOMEN'S HEALTH: INTRAROSA

Intrarosa: Two Key Differentiators

Non-Estrogen[1] with No Boxed Warning


WARNING: ENDOMETRIAL CANCER, ARDIOVASCULAR DISORDERS, BREAST CANC and PROBABLE DEMENTIA

See ull prescribing information for complete oxed warning

Estroge Alone Therapy

- There is n increased risk of endometr cancer in a wom with a uterus who uses u pposed estrogens (3)
- Estrogen-alo therapy should no e used for the prevention of rdiovascular dis se or dementia (5.2, 5.4)
- The Women's He th Initiativ WHI) estrogen-alone substudy rep ted inc ased risks of stroke and deep vein thron osis VT) (5.2)
- The WHI Memory Stu HIMS) estrogen-alone ancillary study of WHI orted an increased risk of probable dementia in enopausal women 65 years of age and old (5.

Estrogen Plus Proges n Therap

- Estrogen plus pr estin therap should not be used for the preventi n of cardiovasc r disease or dementia (5. 5.4)
- The WHI es ogen plus progestin su tudy reported i reased risks of stroke, D pulmonary embolis (PE), and myocardial infarc n (MI) (5.2)
- The I estrogen plus progestin substudy eported inc ased risks of invasive breast cancer (5)
- T WHIMS estrogen plus progestin ancillary udy WHI reported an increased risk of probable dementia in postmenopausal women 65 years o age and older (5.4)

Differentiated Mechanism of Action

DHEA levels decrease with age



Serum DHEA
100%
80%
60%
40%
20%
0%
30
35
40
45
50
55
60
65
70
75
80
Age (Years)
DHEA
(Androgens + Estrogens)
Intrarosa®
Prasterone VAGINAL INSERTS

amag PHARMACEUTICALS

[1] Intrarosa is converted by enzymes in the body into androgens and estrogens, though the mechanism of action is not fully established.

9

WOMEN'S HEALTH: INTRAROSA

Intrarosa Launch: Strong Progress in Awareness and Access

2017: Focused on HCP experience and patient access to treatment

Launch Priority 1

Create affordable access for all patients

- Broad use of patient copay savings card
- ~65% of commercial lives with unrestricted formulary access expected by month end

Launch Priority 2

Increase market awareness

- 140 sales reps, >90,000[1] calls made to ~22,000[1] HCPs
- 240[2] speaker programs with >2,500[2] HCP attendees

Launch Priority 3

Increase HCP prescribing

- NRx market share 2.6%[3]
- Early adopters with samples driving higher NRx share
  - 9%[3] and growing
- >4,200[3] HCP prescribers (>2x since November)

[1] SFDC call notes data through 12/22/17.
[2] Avant Health Speaker program data.
[3] IMS data through w/e 12/22/17.

amag PHARMACEUTICALS

10

Performance vs. Previous Osphena® Launch 11 W O M E N ’ S H E A L T H : I N T R A R O S A Aggregate TRx totals in first 23 weeks of launch – Intrarosa vs. Osphena1 TRx 1 IMS data for the first 23 weeks of each respective launch. 9,002 19,727 - 5,000 10,000 15,000 20,000 25,000 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 Week # Osphena Intrarosa

W O M E N ’ S H E A L T H : I N T R A R O S A Intrarosa Growth Strategy 12

WOMEN'S HEALTH: INTRAROSA

Dyspareunia: Sizable Untapped Treatment Market

~20M women in U.S. suffer from dyspareunia, a symptom of VVA[1]


2017 Focus
1.7M women[3]
Currently on Rx estrogen therapy
Local (intra-vaginal) estrogen therapies = sales of >$1B per year[2]
2018 Additional Efforts
~6M women[3]
Utilizing OTC treatments
New potential patients represent a market opportunity of ~$14B/year[4]
~12M women[3]
Affected, but not currently seeking treatment

[1] Intrarosa is a steroid indicated for the treatment of moderate to severe dyspareunia, a symptom of vulvar and vaginal atrophy, due to menopause.
[2] Based on IMS SMART Tool NSP and NPA data for total VVA prescriptions.
[3] AMAG estimates based on:
a) Wysocki et al. Management of Vaginal Atrophy: Implications from the REVIVE Survey. Clinical Medicine Insights: Reproductive Health 2014:8 23–30;
b) Kingsberg et al. Vulvar and Vaginal Atrophy in Postmenopausal Women: Findings from the REVIVE Survey. J Sex Med 2013;101790-1799; and
c) F. Palma et al: Vaginal atrophy of women in postmenopause. Results from a multicentric observational study: The AGATA study.
[4] Company estimated based on IMS SMART Tool NSP and NPA data.

amag PHARMACEUTICALS
13

Develop condition awareness The Digital Patient Journey W O M E N ’ S H E A L T H : I N T R A R O S A or Consult MD Office visit or on-line On-line adherence programs Seek treatment options 14

Product Portfolio Overview • Intrarosa® •Bremelanotide • Makena® • Cord Blood Registry® • Feraheme® 15 © 2018 AMAG Pharmaceuticals, Inc. All rights reserved.

WOMEN'S HEALTH: BREMELANOTIDE

Significant Opportunity in Area of High Unmet Need

Bremelanotide Overview

- Investigational product to treat hypoactive sexual desire disorder (HSDD)
- Self-administered auto-injector pen used in anticipation of sexual activity
- Novel mechanism of action: melanocortin receptor agonist (MCR4)
- Two Phase 3 studies met co-primary, pre-specified endpoints on desire and distress
- Favorable safety profile
- On track for NDA submission Q1-2018
- Large market opportunity



amag PHARMACEUTICALS

16

WOMEN'S HEALTH: BREMELANOTIDE

Significant Market Opportunity

~10M pre-menopausal women in U.S. with HSDD[1]


15M U.S.
Women with HSDD[3]
Post-menopausal women with HSDD
4.8M[1]
5.8M[2]
4.4M
Pre-menopausal women with HSDD (not primary symptom)
Pre-menopausal women with HSDD (primary symptom)
Initial target patient population
Treated (Rx)
.5M[4]
Presented to HCP, but not treated
1.6M[1,2,4]
Not diagnosed
3.7M

[1] Rosen et al, Characteristics of premenopausal and postmenopausal women with acquired, generalized HSDD: the HSDD Registry for women.
[2] Patient segmentation market research sponsored by Palatin Technologies, Inc. and conducted by the Burke Institute, September 2016.
[3] Survey data from Shifren (2008); 2014 U.S. census data.
[4] Dectiva market research report (HSDD registry).

17

WOMEN'S HEALTH: BREMELANOTIDE

Differentiated Target Product Profile

	Bremelanotide
Dosing & Administration	▪ Self-administered subcutaneous auto-injector pen used in anticipation of sexual activity
Indication	▪ The treatment of pre-menopausal women with HSDD
Clinical	▪ Two successful Phase 3 studies completed ▪ Randomized 1,267 pre-menopausal women with primary HSDD ▪ Co-primary efficacy endpoints met ▪ Increase in sexual desire and decrease in distress associated with low sexual desire
Safety	▪ No known alcohol interaction (alcohol interaction study completed) ▪ Favorable overall safety profile in Phase 3 controlled studies ▪ Most common AEs were nausea, flushing and headache; generally mild-to-moderate in severity ▪ Only two treatment related SAEs; both occurred in one subject (nausea/vomiting and headache) ▪ ~80% of patients that completed the Phase 3 trials elected to participate in the open label roll-over safety study
Presumed Mechanism of Action	▪ Targets pathways (melanocortin receptor agonist) involved in sexual desire and arousal response amag PHARMACEUTICALS
18

WOMEN'S HEALTH: BREMELANOTIDE

HCP Market Research: High Likelihood to Prescribe

All physicians surveyed: >50% likelihood to prescribe[1]

70% of key target segments likely to prescribe bremelanotide, and prescribe early[1]
(when approved/available)




44% of physicians surveyed (key target segments)[2]
"Show-me" segment
"Support-me" segment
16%
15%
28%
27%
13%

Research identified five distinct physician segments

[1] Market research sponsored by AMAG and conducted by Burke Institute (304 Physician ATU July 2017).
[2] Market research sponsored by AMAG and conducted by Burke Institute (605 Physician Segmentation March 2017).

19

2016 2017 2018 2019 Estimated Timeline to Approval 20 ▪ Targeted FDA approval ▪ Phase 3 studies completed ▪ Completed drug-drug interaction and safety pharmacology studies ▪ Planned NDA submission W O M E N ’ S H E A L T H : B R E M E L A N O T I D E 2018 launching HSDD awareness and education initiatives in preparation for early 2019 potential approval and launch

Product Portfolio Overview • Intrarosa® • Bremelanotide •Makena® • Cord Blood Registry® • Feraheme® 21 © 2018 AMAG Pharmaceuticals, Inc. All rights reserved.

MATERNAL HEALTH: MAKENA

Solid Growth in 2017

- Gained 8 percentage points in market share over 2016
- Increased 2017 net product revenue by ~16% over 2016
- Majority of Makena prescriptions go through MCC and Optum Home Health
- sNDA for sub-q auto-injector submitted to and accepted by FDA
- Signed agreement with authorized generic partner

December 31, 2017 Market Share[1]



Makena
50%
Off Guidance[2]
30%
Compounded Hydroxyprogesterone Caproate
20%

Makena Net Product Revenue ($M)



$334.1
$385-$390
2016 Act
2017 Prelim[3]

[1] Company estimates Makena market share based on distributor dispensing data and all other market share based on physician market research data conducted by AMAG.
[2] Off guidance represents patients treated outside guidance of Society for Maternal Fetal Medicine, including patients treated with unapproved therapies and untreated patients.
[3] Preliminary and unaudited.

amag

22

MATERNAL HEALTH: MAKENA

2018 Revenue Drivers

- Secure approval, reimbursement and distribution of sub-q auto-injector[1]
- Quickly educate HCPs on sub-q auto injector to facilitate new patient starts
  - Sales force
  - Makena Care Connection
- Expand conversion activity through alternate treatment sites (i.e. retail pharmacies)
- Launch authorized generic upon first generic entrant to capture economics on residual IM business



[1] If regulatory approval by FDA is received.

23

Product Portfolio Overview • Intrarosa® • Bremelanotide • Makena® •Cord Blood Registry® • Feraheme® 24© 2018 AMAG Pharmaceuticals, Inc. All rights reserved.

$99.6 ~$114 2016 Act 2017 Prelim 25 1 Preliminary and unaudited. 2 Non-GAAP CBR revenue includes purchase accounting adjustments related to CBR deferred revenue of $17M and $5.5M for 2016 and 2017, respectively. M A T E R N A L H E A L T H : C O R D B L O O D R E G I S T R Y Attractive Recurring Revenue Stream ($M) $116.6 ~$120 2016 Act 2017 Prelim1 1 GAAP CBR Full Year Revenue Non-GAAP CBR Full Year Revenue2

MATERNAL HEALTH: CORD BLOOD REGISTRY

Accomplishments & Growth Drivers

2017 Accomplishments

- Reached 700,000 cord blood and cord tissue units stored
- 'First time' enrollments returned to growth
- Stabilized new enrollment pricing
- Increased annual storage fee on ~1/3 of existing customers

2018 Growth Drivers

- Grow 'first time' enrollments
- Optimize first year price
- Strengthen core audiences (HCPs and consumers)
- Explore new channels (i.e. employers)
- Leverage advancements in stem cell research

amag

26

Product Portfolio Overview • Intrarosa® • Bremelanotide • Makena® • Cord Blood Registry® •Feraheme® 27 © 2018 AMAG Pharmaceuticals, Inc. All rights reserved.

HEMATOLOGY/ONCOLOGY: FERAHEME

Feraheme Continued Growth

($M)


$97.1
$106-$108
2016 Act[1]
2017 Prelim [2]

2017 Accomplishments

- Completed an additional head-to-head Phase 3 trial for broader indication well ahead of schedule
- Received FDA acceptance for review of submission to broaden the current label
- 5.3% growth in Feraheme grams over 2016
- Continued broad patient access strategy, creating reimbursement predictability
  - >95% of business is contracted

[1] Represents revenues from Feraheme only. Excludes revenues from MuGard as reported on financial statements.
[2] Preliminary and unaudited numbers.

28

HEMATOLOGY/ONCOLOGY: FERAHEME

2018 Growth Drivers

- Initiate launch activities for potential Q1 expanded label to include all eligible adult IDA patients[1]
- Grow market share of Feraheme through clinical differentiation
- Expand access through contracting beyond CKD with key accounts and GPOs
- Build relationships in new specialties to maximize expanded indication amag PHARMACEUTICALS

[1] If regulatory approval is received for expansion of the label to include adult IDA patients who have an intolerance to iron or have had an unsatisfactory response to oral iron.

29

HEMATOLOGY/ONCOLOGY: FERAHEME

Large IV Iron Market Opportunity of $780M[1,2]

Current Addressable IV Iron Market: $390M[3]

- Iron deficiency anemia caused by chronic kidney disease


Feraheme
23%[3]
Other IV irons
77%[3]
Label expansion
doubles
our addressable
market[1]
Non-dialysis IV iron market

Additional Addressable IV Iron Market: $390M

- Iron deficiency anemia caused by other diseases

[1] If regulatory approval is received for broad IDA indication.
[2] AMAG estimates market opportunity using ~$600/gram and 1.3M grams (Q2-2017 IMS data annualized).
[3] AMAG estimates current market using IMS data and internal analytics.

30

HEMATOLOGY/ONCOLOGY: FERAHEME

IV Iron Market Represents Small Subset of Patients Who Suffer from IDA

4.5M Total U.S. Patients Diagnosed with Iron Deficiency Anemia[1]


Feraheme
23%[2]
Other IV irons
77%[2]
Label expansion
doubles
addressable IV
iron market[3,4]
Non-dialysis
IV iron market

4.5M Diagnosed IDA Patients[1]

- Under the care of other physician specialists, including in **women's health, where AMAG has a strong commercial presence**

[1] Global Intravenous (I.V.) Iron Drugs Market Report: 2015 Edition.
[2] AMAG estimates current market using IMS data and internal analytics.
[3] AMAG estimates market opportunity using ~$600/gram and 1.3M grams (Q2-2017 IMS data annualized).
[4] If regulatory approval is received for broader IDA indication.

31

Financial Overview © 2018 AMAG Pharmaceuticals, Inc. All rights reserved. 32

# Solid 2017 GAAP Revenue Growth
($M)



Fourth Quarter Revenue
~5%
$151.5
$155-$162
Q4-2016 Act
Q4-2017 Prelim[1]
Full Year Revenue
~15%
$532.1
$607-$614
2016 Act
2017 Prelim[1]
Intrarosa
Makena
Feraheme/MuGard
CBR

[1] Preliminary and unaudited.

33

Solid 2017 Non-GAAP Revenue Growth Q4-2016 Act Q4-2017 Prelim $152.9 $156-$163 Fourth Quarter Revenue ~4% ($M) 2016 Act 2017 Prelim $549.1 $613-$620 Full Year Revenue ~12% 1,2 1,2 1 Preliminary and unaudited. 2 Includes purchase accounting adjustments related to deferred revenue of $1.4M in Q4-2016, $1.4M in Q4-2017, $17M in 2016 and $5.5M in 2017. 22 Makena CBRFeraheme/MuGardIntrarosa 34

GAAP Operating Income and Non-GAAP Adjusted EBITDA1 $14.6 ($11) $77.4 $63 35 Operating Income (Loss) $78.9 $265.7 $225 Fourth Quarter Full Year 1 See slide 41 for a reconciliation of GAAP to non-GAAP financials results. 2 Preliminary and unaudited. 3 2017 non-GAAP adjusted EBITDA reflects the mid-point of preliminary, unaudited results. AMAG plans to issue final 2017 financial results in late February 2018. 2,3 2,3 ($M) Q4-2016 Act Q4-2017 Prelim 2016 Act 2017 Prelim ($297) Adjusted EBITDA

Strong Liquidity Profile ($M) 12/31/17 12/31/16 Cash, cash equivalents and investments $329 $579 Principal debt outstanding Convertible senior notes (2.5%) due 2019 $21 $200 Convertible senior notes (3.25%) due 2022 320 -- Term loan facility (4.75%) due 2021 -- 328 2023 senior notes (7.875%) due 2023 475 500 Total debt outstanding $816 $1,028 Balance sheet improved to align with evolving business plan: ‒ De-levered by ~20% ‒ Extended maturities and removed term loan ‒ Purchased ~$20M of stock in open market transactions during Q4-2017 ‒ Forward net leverage ratio ~4.2x1 36 1 Net leverage ratio derived from netting cash balance as of 12/31/17 from debt balance as of 12/31/17, divided by mid-point of EBITDA guidance for 2018.

2018 Financial Guidance1 ($M) 2018 Guidance GAAP Non-GAAP Total revenue $500 - $560 $500 - $560 Operating loss ($147) – ($117) N/A Adjusted EBITDA N/A $100 - $130 1 See slide 42 for a reconciliation of 2018 GAAP to non-GAAP financial guidance. • 2018 guidance encompasses management’s current assumptions about the potential impact of multiple opportunities and risks across our product portfolio, including various potential outcomes of the pending FDA submissions for the Makena subcutaneous auto-injector and the Feraheme label expansion, as well as the entrance of generics to compete with the Makena intramuscular formulation in 2018. • Consistent with industry practice, AMAG will provide total company revenue guidance and continue to report revenue by product on a quarterly basis. 37

2018 Key Priorities

Intrarosa	▪ Continue to drive awareness and usage of Intrarosa ▪ Initiate digital consumer campaign mid-2018 ▪ Invest to expand treatable patient population (i.e. HSDD Phase 3 study)
Makena	▪ Launch subcutaneous auto-injector in Q1-2018[1] ▪ Prepare for potential 2018 competitive generic threat ▪ Authorized generic readiness
CBR	▪ Continue to grow 'first time' enrollments
Feraheme	▪ Launch expanded IDA label (all causes) in Q1-2018[1] ▪ Increase market share
Bremelanotide	▪ Submit NDA in Q1-2018 ▪ Prepare for FDA advisory committee meeting in Q4-2018 (estimated timing)
Portfolio Expansion	▪ Continue to explore the addition of longer-lived, durable products through licensing or acquisition transactions
Financial	▪ Drive toward non-GAAP revenue of $530M (midpoint of guidance) ▪ Achieve adjusted EBITDA of $115M (midpoint of guidance)

[1] If regulatory approval is received.

amag PHARMACEUTICALS





Cbr From AMAG Pharmaceuticals

Intrarosa Prasterone





38

© 2018 AMAG Pharmaceuticals, Inc. All rights reserved. 39 J.P. Morgan Healthcare Conference January 2018

Appendix 40 © 2018 AMAG Pharmaceuticals, Inc. All rights reserved.

Reconciliation of GAAP to Non-GAAP Preliminary Financial Results 41 ($M) GAAP operating income (loss) Purchase accounting adjustments related to CBR deferred revenue Depreciation and intangible asset amortization Non-cash inventory step-up adjustments Stock-based compensation Adjustments to contingent consideration Impairment charges of intangible assets Transaction / acquisition related costs Acquired IPR&D Restructuring costs Non-GAAP adjusted EBITDA Q4-2017 Prelim Q4-2016 Actual 2017 Prelim 2016 Actual ($16) – ($6) $14.6 ($302) – ($292) $78.9 1 1.4 6 17.0 68 29.1 152 94.2 1 1.0 2 5.7 5 5.7 23 22.5 (1) 20.6 (48) 25.7 -- 3.7 319 19.7 -- 1.3 2 1.3 -- -- 66 -- -- -- -- 0.7 $58 - $68 $77.4 $220 - $230 $265.7

Reconciliation of GAAP to Non-GAAP 2018 Financial Guidance 42 ($M) 2018 Financial Guidance Operating loss ($147) – ($117) Depreciation & intangible asset amortization 200 Stock-based compensation 23 Non-cash inventory step up and adjustments to contingent consideration 4 Acquired IPR&D 20 Non-GAAP adjusted EBITDA $100 - $130

J.P. Morgan Healthcare Conference January 2018 © 2018 AMAG Pharmaceuticals, Inc. All rights reserved. 43